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                                  EXHIBIT 10.51

                      CREDIT LYONNAIS CAYMAN ISLAND BRANCH
                           1301 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                                                                January 31, 2003

U.S.I. Holdings Corporation
50 California Street
24th Floor
San Francisco, CA 94111

Attention: Mr. David L. Eslick
           Chairman and Chief Executive Officer

                                   FEE LETTER

Re:     Eighth Amendment to Credit Agreement

Ladies and Gentlemen:

        Reference is made to (i) the Credit Agreement, dated as of September 17, 1999, among U.S.I. Holdings Corporation, a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Credit Lyonnais Cayman Island Branch ("Credit Lyonnais"), as Administrative Agent and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank ("JPMorgan"), as Syndication Agent (as amended, modified or supplemented through the date hereof, the "Credit Agreement") and (ii) the Eighth Amendment to the Credit Agreement, dated as of January 31, 2003, among the Borrower, the Lenders, the Administrative Agent and the Syndication Agent (the "Eighth Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

        By your signature below, you agree to pay the following non-refundable fees:

Amendment Fee:             An amendment fee, to be earned by and payable to
                           each Lender which approves the Eighth Amendment, equal to 0.50% of the sum of the total outstanding
                           Term Loans and the Revolving Credit Commitment of each such Lender, in each case, as of the effective date of the Eighth

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                           Amendment (the "Eighth Amendment Effective Date"),
                           which amendment fee shall due and payable on the Eighth Amendment Effective Date.

Structuring Fee:           A structuring fee in an amount equal to 0.75% of
                           the sum of the total outstanding Term Loans and the Revolving Credit Commitment, in each case, as of Eighth Amendment Effective Date, which structuring fee shall be earned by and due and payable to Credit
                           Lyonnais on the Eighth Amendment Effective Date.

Refinancing Fee:           A refinancing fee in an amount equal to 0.50% of
                           the sum of the total outstanding Term Loans and the Revolving Credit Commitment, in each case, as of October 1, 2003, which refinancing fee shall be earned by and due and payable to Credit Lyonnais on October 1, 2003 if all of the Loans under the Credit
                           Agreement have not been repaid and all of the Commitments thereunder terminated as of such date.

        Furthermore, it is hereby agreed that if by July 31, 2003, the Borrower retains in writing Credit Lyonnais (or its affiliates), alone or with others, to structure and arrange a new senior credit facility (the "2003 Senior Credit Facility"), then (x) the amount of any refinancing fee that is subsequently paid to Credit Lyonnais pursuant to the caption "Refinancing Fee" in this letter and
(y) an amount equal to 1/3 (i.e., 0.25%) of any structuring fee theretofore paid to Credit Lyonnais pursuant to the caption "Structuring Fee" in this letter, in each case, shall be credited towards any fees otherwise receivable by Credit Lyonnais (or any of its affiliates) in connection with the 2003 Senior Credit Facility. It is understood and agreed that this letter shall not constitute or give rise to any obligation on the part of Credit Lyonnais to participate in the arrangement of, or provide or commit to provide any financing under, the 2003 Senior Credit Facility.

        Reference is made to the Fee Letter, dated as of March 29, 2002, among the Borrower, Credit Lyonnais and JPMorgan (the "March 2002 Fee Letter"). Credit Lyonnais hereby waives any right to receive the advisory fee required to be paid pursuant to the caption "Advisory Fee" in the March 2002 Fee Letter.

        This Fee Letter may not be amended or waived except by an instrument in writing signed by Credit Lyonnais and you. This Fee Letter shall be governed by, and construed in accordance with, the laws of the State of New York. This Fee Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Fee Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        This Fee Letter is delivered to you on the understanding that neither this Fee Letter nor any of its terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof).

                                     * * *

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        If you are in agreement with the foregoing, please sign and return the enclosed counterpart of this letter.

                                          Very truly yours,

                                          CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH

                                          By: /s/  W. MICHAEL GEORGE
                                             --------------------------------
                                             Name:    W. Michael George
                                             Title:   Authorized Signature

AGREED AND ACCEPTED:

U.S.I. HOLDINGS CORPORATION

By: /s/ ROBERT SCHNEIDER
   --------------------------
    Name:    Robert S. Schneider
    Title:   Executive Vice President of
             Finance and Administration